Exhibit 10.3

TAYLOR TDS FIVE (5) WELL PROGRAM

SUBSCRIPTION AND
CUSTOMER AGREEMENT

TAYLOR TDS FIVE (5) WELL PROGRAM
A TURNKEY DRILLING PROGRAM

SUBSCRIPTION AND CUSTOMER AGREEMENT

Third Coast Energy & Development, LLC

1214 West 6th Street, Suite 202

Austin, Texas 78703

Gentlemen:

The undersigned understands that Third Coast Energy & Development, LLC, a Limited Liability Company (“Company”), is offering for sale units of fractional undivided working interests (“Units”) in the abovereferenced drilling program (the “Program”). I further understand that these Units are being offered to Oil & Gas Industry Partners at a Turnkey price of $37,996 payable in one installment. The first and only installment of $37,996 per Unit is due upon Subscription.

1.	Subscription. I hereby subscribe for and agree to purchase Eight (8) Units, and tender this Subscription and Customer Agreement, together with a check made payable to the order of “Third Coast Energy & Development,
LLC” denoting the “Taylor TDS Five (5) Well Program” at the bottom of your check, and amount payable of $303,968.00 ($37,996) times number of Units purchased). Tender of the check is being made with the understanding that it will be deposited into an escrow account pending minimum subscription of the offering, which is ten (10) Units.

2.
Acceptance of Subscription. I understand and agree that the Company reserves the right, in its sole discretion and for any reason, to accept or reject the subscription, in whole or part, and that the subscription shall be deemed accepted when and only when it is signed by a duly authorized officer of the Company.

3.
Segregation of Funds. I understand that the funds tendered by me will be deposited into an escrow account and will be returned to me if: (a) this subscription has not been accepted and is subsequently rejected by the Company:

or, (b) less than the minimum number of Units are subscribed and paid for by the close of the Subscription Period. I understand and agree that if this subscription is accepted, and the minimum number of Units are subscribed and paid for by the close of the Subscription Period, the funds tendered herewith shall be considered corporate assets of the Company in payment for the number of Units set forth on the signature page hereof, or such lesser number as may be allocated to me. If I am allocated less than the number of Units subscribed and the full purchase price of the Units subscribed has been timely paid in full, the Company shall remit the balance of the full subscription amount paid, if any, without interest, to me within thirty (30) days after such partial acceptance of this subscription.

4.
Representations and Warranties of the Subscriber. I understand that the Units will be offered and sold in reliance upon certain exemptions from the securities registration provisions of the Securities Act of 1933, and non‐public offering exemptions of the securities acts of the states in which Units may be offered. As a condition to purchasing Units, and for the purposes of the above‐mentionedexemptions and/or qualifications to the extent applicable, and knowing that you will rely upon the statements made herein for such exemptions and in determining my suitability as an investor; I represent and warrant to you that:

    a. The offering of Units was made only through direct, personal contact between the undersigned and a representative of the Company and/or its authorized selling agents;

    b. I have received and read a copy of the Confidential Private Placement Memorandum, the Operating Agreement and the Addendum to the Operating Agreement for the Program;

    c. I have completed a Purchaser Suitability Questionnaire and understand that the Company will rely on the accuracy and completeness of the information set forth therein in determining whether to accept this offer and in complying with its obligations under applicable state and federal securities statutes and regulations;

    d. I have been advised that the Units have not been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or with any state securities regulatory agency and understand that the Units are being offered in reliance upon certain exemptions from registration under applicable state and federal securities statutes;

    e. I have had an opportunity to ask questions of, and receive answers to those questions, from officers and employees of the Company, concerning the terms and conditions of the Program, and the proposed business of the Company, and that all such questions have been answered to my full satisfaction;

    f. I have been advised that an investment in Units will involve a high degree of risk and that there are no assurances that I, if accepted as a purchaser of Units, will recover my investment or receive any return on my investment at any time;

    g. I have been advised that a purchaser of Units must be prepared to bear the economic risks of h an investment for an indefinite period because:

       (1) of the nature of oil and/or gas exploration and development;

       (2) the Units are not registered under applicable securities statutes, and the Company does not intend that they be registered; and

       (3) the Units will be subject to substantial restrictions on transfer as set forth below in this Subscription Agreement;

    h. The undersigned hereby makes, constitutes and appoints Third Coast Energy & Development, LLC, 1214 West 6th Street, Suite 202, Austin, Texas 78703, and its successors, with full powers of substitutions and re‐substitution, and his true and lawful agent and attorney‐in‐fact, on his behalf and in his name, place and stead, to execute, acknowledge, swear to and/or file with any appropriate official (as the case may be), and to take any similar or incidental actions with respect to the Program,(i) counterparts of the Operating Agreement, (ii) Division Orders, (iii) oil and gas sales contracts, (iv) assumed name certificates and similar instruments, (v) drilling and completion contracts, (vi) purchaser orders and (vii) all other instruments necessary to conduct the activities of the Program in accordance with terms set forth in the Confidential Private Placement Memorandum. This Power of Attorney and similar powers of attorney from other subscribers may be exercised by the above‐named agent and attorney‐in‐fact for the undersigned and (to the extent authorized by them) for such other subscribers (or any of them) by instrument and executing such instrument with a single signature, or in such other manner, including by facsimile signature, as it may deem appropriate. This Power of Attorney will be binding on any assignee or vendee of the undersigned’s interest in Units, or any portion thereof, including the distributive rights relating hereto. Notwithstanding the powers granted to his agent and attorney‐in‐fact by the foregoing power of attorney, the undersigned agrees to execute on his own behalf any appropriate instrument which his agent and attorney‐in‐fact is authorized to execute for him if requested or required to do so.

    i. The funds to be tendered for the purchase of Units subscribed will not represent funds borrowed by me from any person or lending institution except to the extent that I have a source of repaying such funds other than from the sale of the Units, and such Units will not have been pledged or otherwise hypothecated for any such borrowing;

    j. I am aware that the Company and affiliated persons or organizations may in the future be engaged in businesses which are competitive with that of the interests referred to in the Confidential Private Placement Memorandum and agree and consent to such activities, even though there are or may be conflicts of interest inherent therein;

    k. I understand that the Confidential Private Placement Memorandum was prepared by the Company only for the use of suitable or accredited investors and agree not to reproduce, copy or otherwise distribute or make the Confidential Private Placement Memorandum or information contained therein available to any other person (other than my purchaser representative and legal and tax advisors), and, in the event I decide not to participate, I agree to return the Confidential Private Placement Memorandum and all other written information;

    1. I have all requisite authority to enter into this Subscription and Customer Agreement and to perform all of the obligations required to be performed by the undersigned as a purchaser of Units;

    m. The undersigned is the sole party in interest and is not acquiring the Units as an agent or otherwise for any other person, is a legal resident of the state which is set forth on the signature page to this Subscription and Customer Agreement, and, if the undersigned subscriber is a corporation, Company, trust or other form of business organization, it has its principal office within such state, and was not formed for the specific purpose of purchasing Units;

    n. I have relied solely on the information contained in the Confidential Private Placement Memorandum, Operating Agreement and Addendum to the Operating Agreement and the attachments thereto and the answers to questions with respect thereto furnished to me by the Company, and further, I hereby warrant that no representations or warranties have been made to me by the Company or its agents as to the tax consequences of this investment, or as to any profits, losses or cash flow which may be received or sustained as a result of this investment, other than those contained in the Confidential Private Placement Memorandum, Operating Agreement and Addendum to the Operating Agreement and that my decision to invest in the Program has been based solely upon the information found within the Confidential Private Placement Memorandum, Operating Agreement and Addendum to the Operating Agreement and no other oral statements made by the Company, its agents or employees;

    o. I have knowledge and experience in financial and business matters and am capable of evaluating the merits and risks of an investment in the Program, and am able to bear the economic risks of my purchase, and, furthermore, I have had the opportunity to consult with my own attorney, accountant and/or purchaser representative regarding an investment in the Program; and

    p. I understand that the projections of potential production results and the reserve estimates included in the Confidential Private Placement Memorandum and/or in the exhibits thereto are merely estimates of possible results and not predictions of actual results, understand that such projections have been based on a very favorable level of production for a specified period of time, which sustained level of production I understand cannot be assured by the Company, and accordingly, I have not relied on such projections as a representation, warranty or promise of future results of an investment in this Program.

5.
Survival and Indemnification. All representations, warranties and covenants contained in this agreement and the indemnification contained in this paragraph 5. shall survive: (a) the acceptance of the Subscription and Customer

Agreement by the Company; (b) changes in the transactions, documents and instruments described in the Confidential Private Placement Memorandum which are not material or which are to the benefit of the Subscriber; and (c) the death or disability of a Subscriber. The undersigned acknowledges the meaning and legal consequences of the representations, warranties and covenants in paragraph 4. hereof and that the Company and/or its agents has relied upon such representations, warranties and covenants in determining the undersigned Subscriber’s qualification and suitability to purchase Units in the Program. The undersigned hereby agrees to indemnify, defend, and hold harmless the Company, its officers, directors, employees, agents and controlling persons, from any and all losses, claims, damages, liabilities, expenses (including attorneys’ fees and disbursements), judgments or amounts paid in settlement of actions arising out of or resulting from the untruth of any representation herein or the breach of any warranty or covenant herein. Notwithstanding the foregoing, however, no representation, warranty, covenant or acknowledgment made herein by the undersigned shall in any manner be deemed to constitute a waiver of any rights granted to it under the federal securities acts or state securities acts. The obligations to the Company to sell the number of Units specified herein to the undersigned are subject to the condition that the representations and warranties of the undersigned contained in paragraph 4. hereof shall be true and correct on and as of the acceptance of the Subscription and Customer Agreement in all respects with the same effect as though such representations and warranties have been made on and as of that date.

6.
Limitation on Transfer of Units In Compliance With Securities Laws. The undersigned hereby further acknowledges that the Units so subscribed for are being acquired for his own account or investment and not with a view toward resale or redistribution in a manner which would require registration under the Securities Act of 1933, as amended, or any state securities laws, and that he does not presently have any reason to anticipate any change in his circumstances or other particular events which would cause him to sell his interest, and that he is the sole party and interest acquiring this investment and that no parties other than the undersigned, as record holder of the Units, will have any beneficial interest in such Units. Furthermore, if this subscription is accepted in whole or in part, the undersigned agrees that he will not sell nor attempt to sell all or part of the Units allocated to the undersigned unless such Units have first been registered under the Securities Act of 1933, as amended, and all applicable state securities statutes, or the undersigned first furnishes an opinion of counsel satisfactory to the Company, stating that exemptions from such registration requirements are available and that the proposed sale is not, and will not, place the Company or any of its officers, directors or employees, in violation of any applicable federal or state securities law, or any rule or regulation promulgated hereunder.

7.
Binding Effect. Except as otherwise provided herein, this Subscription and Customer Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns, and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by and be binding upon such heirs, executors, administrators, successors, legal representatives and assigns.

8.
Limitation of Liability In Small Business Issuances. The Company qualifies as a “small business issuer” as defined in Section 33N of the Texas Securities Act, Article 581, Vernon’s Annotated Texas Statutes (the “Act”). Because

this offering of securities by the Company is for an aggregate amount that does not exceed $5,000,000, Section 33N(3) of the Act limits the maximum amount that may be recovered against any person rendering services to the Company relating to this offering of securities, including the Company’s accountants, oil and gas consultants and experts, attorneys or any firm or entity employing those persons, to three (3) times the fee paid by the Company to such person or persons for services related to this offering of securities, unless a trier of fact finds that the person or persons engaged in intentional wrongdoing in providing the services to the Company. The undersigned, by his execution of this Subscription and Customer Agreement, hereby acknowledges receipt of the above disclosures concerning the limitation of liability created by Section 33N of the Act.

9.	ARBITRATION OF DISPUTES.

THE UNDERSIGNED ACKNOWLEDGES, BY HIS EXECUTION OF THIS SUBSCRIPTION AND CUSTOMER
AGREEMENT, THAT IT CONTAINS A PRE‐DISPUTE ARBITRATION CLAUSE. BY SIGNING THIS
ARBITRATION AGREEMENT, THE PARTIES AGREE AS FOLLOWS:

    a. ALL PARTIES TO THIS AGREEMENT ARE GIVING UP THE RIGHT TO SUE EACH OTHER IN COURT,
    INCLUDING THE RIGHT TO A TRIAL BY JURY, EXCEPT AS PROVIDED BY THE RULES OF THE
   ARBITRATION FORUM IN WHICH A CLAIM IS FILED.

    b. ARBITRATION AWARDS ARE GENERALLY FINAL AND BINDING: A PARTY’S ABILITY TO HAVE A
    COURT REVERSE OR MODIFY AN ARBITRATION AWARD IS VERY LIMITED.

    c. THE ABILITY OF THE PARTIES TO OBTAIN DOCUMENTS, WITNESS STATEMENTS AND OTHER
    DISCOVERY IS GENERALLY MORE LIMITED IN ARBITRATION THAN IN COURT PROCEEDINGS.

    d. THE ARBITRATORS DO NOT HAVE TO EXPLAIN THE REASON(S) FOR THEIR AWARD.

    e. THE PANEL OF ARBITRATORS WILL TYPICALLY INCLUDE A MINORITY OF ARBITRATORS WHO
    WERE OR ARE AFFILIATED WITH THE SECURITIES INDUSTRY.

    f. THE RULES OF SOME ARBITRATION FORUMS MAY IMPOSE TIME LIMITS FOR BRINGING A CLAIM
    IN ARBITRATION. IN SOME CASES, A CLAIM THAT IS INELIGIBLE FOR ARBITRATION MAY BE
    BROUGHT IN COURT.

    g. THE RULES OF THE ARBITRATION FORUM IN WHICH THE CLAIM IS FILED, AND ANY
    AMENDMENTS THERETO, SHALL BE INCORPORATED INTO THIS AGREEMENT.

NO PERSON SHALL BRING A PUTATIVE OR CERTIFIED CLASS ACTION TO ARBITRATION, NOR SEEK TO ENFORCE ANY PRE‐DISPUTE ARBITRATION AGREEMENT AGAINST ANY PERSON WHO HAS INITIATED IN
COURT A PUTATIVE CLASS ACTION; OR WHO IS A MEMBER OF A PUTATIVE CLASS WHO HAS NOT OPTED OUT OF THE CLASS WITH RESPECT TO ANY CLAIMS ENCOMPASSED BY THE PUTATIVE CLASS ACTION
UNTIL: (a) THE CLASS CERTIFICATION IS DENIED; OR (b) THE CLASS IS DECERTIFIED; OR (c) THE CUSTOMER IS EXCLUDED FROM THE CLASS BY THE COURT. SUCH FORBEARANCE TO ENFORCE AN AGREEMENT TO ARBITRATE SHALL NOT CONSTITUTE A WAIVER OF ANY RIGHTS UNDER THIS AGREEMENT EXCEPT TO THE EXTENT STATED HEREIN.

IN THE EVENT THAT A DISPUTE ARISES BETWEEN THE UNDERSIGNED SUBSCRIBER AND THE COMPANY OR ANY OF THEIR LEGAL REPRESENTATIVES, ATTORNEYS, ACCOUNTANTS, AGENTS, EMPLOYEES OR ANY OTHER SECURITIES BROKER‐DEALER EMPLOYED BY THEM AS A SELLING AGENT, SAID DISPUTE ARISING OUT OF, IN CONNECTION WITH OR AS A RESULT OF THE SUBSCRIPTION HEREBY MADE, THE
UNDERSIGNED HEREBY EXPRESSLY AGREES THAT SAID DISPUTE SHALL BE RESOLVED THROUGH ARBITRATION RATHER THAN LITIGATION. THE UNDERSIGNED HEREBY AGREES TO SUBMIT THE DISPUTE
FOR RESOLUTION TO EITHER THE AMERICAN ARBITRATION ASSOCIATION, IN AUSTIN, TEXAS OR THE FINANCIAL INDUSTRY REGULATORY AUTHORITY, IN AUSTIN, TEXAS, WHICHEVER ASSOCIATION MAY
ASSERT JURISDICTION OVER THE DISPUTE, WITHIN FIVE (5) DAYS AFTER RECEIVING A WRITTEN REQUEST TO DO SO FROM ANY OF THE AFORESAID PARTIES. IF THE UNDERSIGNED FAILS TO SUBMIT THE DISPUTE TO ARBITRATION AS REQUESTED, THEN THE REQUESTING PARTY MAY COMMENCE AN ARBITRATION PROCEEDING. THE FEDERAL ARBITRATION ACT SHALL GOVERN THE PROCEEDING AND ALL ISSUES RAISED BY THIS AGREEMENT TO ARBITRATE.

[The remainder of this page has been intentionally left blank.]

    The foregoing representations and warranties are true and accurate as of the date hereof and willbe true and correct as of the date that the undersigned acquires Units, if this subscription is accepted. In witness hereof, the undersigned subscriber has executed this Agreement on this 4th day of March, 2010.

THIS SUBSCRIPTION AND CUSTOMER AGREEMENT CONTAINS A PRE‐DISPUTE ARBITRATION CLAUSEWHICH BEGINS ON PAGE 6, PARAGRAPH 9.

ACCEPTED:	PURCHASER‐SUBSCRIBER:
THIRD COAST ENERGY & DEVELOPMENT, LLC	/s/ A B Millmaker
A Limited Liability Company	Signature
A B Millmaker
Print Name

By: /s/ Curtis Menchaca	10497 Town and Country Way, Suite 310
Curtis Menchaca, Managing Partner	Mailing Address

Houston, TX 77024
City, State, Zip Code

ACKNOWLEDGMENT OF PRE‐DISPUTE ARBITRATION AGREEMENT

/s/ A B Millmaker
Signature